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                                PROMISSORY NOTE

                                                        Los Angeles, California

$25,000,000                                                         May 5, 1997

         FOR VALUE RECEIVED, AIMCO Properties, L.P., a Delaware limited partnership (the "Company"), promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank") the principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000) or, if less, the aggregate amount of Loans (as such term and all other capitalized terms used but not defined herein are defined in the Amended and Restated Credit Agreement referred to below) made by the Bank to the Company pursuant to the Amended and Restated Credit Agreement referred to below, outstanding on the Bridge Facility Maturity Date.

         The Company also promises to make principal payments and interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Amended and Restated Credit Agreement, including, without limitation, the repayment of Loans no later than the applicable Individual Bridge Loan Maturity Date.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Payment Office. Until notified of the transfer of this Note, the Company shall bc entitled to deem the Bank or such person who has been so identified by the transferor in writing to the Company as the holder of this Note, as the owner and holder of this Note. The Bank and any subsequent holder of this Note agrees that before disposing of this Note, or any part hereof, it will make a notation hereon of all principal payments previously made hereunder of the date to which interest hereon has been paid on the schedule attached hereto, if any; PROVIDED, HOWEVER, that the failure to make notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

         This Note is referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement (Bridge Loan), dated as of May 5, 1997 (the "AMENDED AND RESTATED CREDIT AGREEMENT"), among the Company, the financial institutions named therein, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent"). The Amended and Restated Credit Agreement, among other things, (i) provides for the making of loans (the "LOANS") by the Bank to the Company from time to time in an aggregate amount first above mentioned, the indebtedness of the Company resulting from each such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for mandatory and optional prepayments on account of principal hereof and certain principal payments prior to the maturity hereof upon the terms and conditions therein specified.

         The terms of this Note are subject to amendment only in the manner provided in the Amended and Restated Credit Agreement.


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         No reference herein to the Amended and Restated Credit Agreement and no provision of this Note or the Amended and Restated Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.


         The Company promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. The Company hereby waives diligence, presentment, and protest, and except as provided in the Amended and Restated Credit Agreement, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         This Note shall be governed by, and construed in accordance with, the laws of the state of Colorado without giving effect to its choice of law doctrine.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the date and place first above written.

                                       AIMCO PROPERllES, L.P.,
                                       a Delaware limited partnership

                                       By: AIMCO-GP, INC.,
                                           a Delaware corporation,
                                           its general partner

                                           By:  /s/ Peter K. Kompaniez
                                               -------------------------
                                               Peter K. Kompaniez
                                               Vice President

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                              TRANSACTIONS ON NOTE

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                     AMOUNT OF
         AMOUNT OF   PRINCIPAL   PRINCIPAL              INTEREST     NOTATION
DATE       LOAN        PAID       BALANCE    INTEREST     PAID       MADE BY
           MADE                                PAID      THROUGH
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